Other Income	6 Months Ended
Jun. 30, 2025
Other Income [Abstract]
Other income
7.	Other income

Other income for the three months ended June 30, 2025 amounted to €0.9 million (2024: €0.0 million), from earned research allowances attributable to eligible research and development expenses during the period.

Other income for the six months ended June 30, 2025 amounted to €1.5 million (2024: €0.0 million), from earned research allowance attributable to eligible research and development expenses during the period.

During the first six months ended June 30, 2024, the Group did not record other income from research allowances.